UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 11, 2025

Hudson Pacific Properties, Inc.
Hudson Pacific Properties, L.P.
(Exact name of registrant as specified in its charter)

Hudson Pacific Properties, Inc.	Maryland	001-34789	27-1430478
Hudson Pacific Properties, L.P.	Maryland	333-202799-01	80-0579682
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

11601 Wilshire Blvd., Ninth Floor
Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310)
445-5700
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HPP	New York Stock Exchange
4.750% Series C Cumulative Redeemable Preferred Stock	HPP Pr C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On June 13, 2025, Hudson Pacific Properties, Inc. (the “Company”), as general partner of Hudson Pacific Properties, L.P., its operating partnership subsidiary (the “Operating Partnership”), executed a first amendment (the “First Amendment”) to the Fifth Amended and Restated Agreement of Limited Partnership (as amended, the “Partnership Agreement”), in connection with its completion of the underwritten public offering of common stock, $0.01 par value per share (the “Common Stock”), and pre-funded
warrants to purchase Common Stock (the
“Pre-Funded
Warrants”) described below. The First Amendment, among other things, creates a series of partnership equivalent units, designated as pre-funded
warrants (the “OP Warrants”) that mirrors the rights of the
Pre-Funded
Warrants described in more detail below. This description of the material terms of First Amendment is qualified in its entirety by reference to the First Amendment, which is filed as Exhibit 3.2 to this Current Report on Form
8-K
and is hereby incorporated by reference into this Item 1.01.
In addition, on June 13, 2025, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the holders of
Pre-Funded
Warrants, pursuant to which the Company has granted them with certain resale registration rights with respect to shares of Common Stock that such holders may receive in the offering described below or upon the exercise of
Pre-Funded
Warrants. The Registration Rights Agreement provides that the Company will file a resale registration statement with the Securities and Exchange Commission no later than 20 business days after June 13, 2025. The Registration Rights Agreement also provides that the Company will pay certain expenses relating to such registrations and indemnify the registration rights holders against certain liabilities which may arise under the Securities Act of 1933, as amended (the “Securities Act”). This description of the material terms of Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form
8-K
and is hereby incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities.
In connection with the closing of underwritten public offering described below on June 13, 2025, the Operating Partnership issued to the Company (i) 237,553,442 common units of limited partnership (“OP Units”) in exchange for the Company’s contribution to the Operating Partnership of the net proceeds from the issuance of shares of common stock in the offering and (ii) 71,863,597 OP Warrants in exchange for the Company’s contribution to the Operating Partnership of the net proceeds from the issuance of
Pre-Funded
Warrants in the offering. The Operating Partnership issued the OP Units and the OP Warrants to the Company in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03.	Material Modifications to Rights of Security Holders.
Hudson Pacific Properties, Inc.
On June 12, 2025, the Company filed with the State Department of Assessments and Taxation of the State of Maryland Articles of Amendment (the “Articles of Amendment”) to the Company’s charter increasing the number of authorized shares of common stock available for issuance from 481,600,000 to 722,400,000. No changes were made to the number of authorized shares of the Company’s preferred stock, par value $0.01 per share, available for issuance (currently 18,400,000, all of which are classified as 4.750% Series C Redeemable Preferred Stock). This description of the material terms of Articles of Amendment is qualified in its entirety by reference to the Articles of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form
8-K
and is hereby incorporated by reference into this Item 3.03.

Hudson Pacific Properties, L.P.
Information about the Partnership Agreement under Item 1.01 of this Current Report on Form
8-K
is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 11, 2025, the Company announced that the Company’s Chief Executive Officer, Victor Coleman, President, Mark Lammas and Chief Financial Officer, Harout Diramerian, have agreed to forfeit their 2024 performance unit equity awards, resulting in $14.3 million of total general and administrative savings, approximately $4.9 million of which will be realized in 2025, with the remaining savings occurring over the next three years.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Information about the Articles of Amendment under Item 3.03 of this Current Report on Form
8-K
is incorporated by reference into this Item 5.03.

Item 8.01	Other Events.
On June 11, 2025, the Company and the Operating Partnership entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Wells Fargo Securities, LLC and RBC Capital Markets, LLC, as representatives (the “Representatives”) of the several underwriters named therein (collectively, the “Underwriters”), relating to the sale of (i) up to 237,553,442 shares (the “Shares”) of Common Stock (including 40,358,744 Shares that the Underwriters had the option to purchase, and which option was exercised in full on June 12, 2025), at a purchase price to the Underwriters of $2.141910 per share, and
(ii) Pre-Funded
Warrants to purchase 71,863,597 shares of Common Stock, at a purchase price to the Underwriters of $2.131910 per
Pre-Funded
Warrant. The offering closed on June 13, 2025.
The offering was made under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to the Company’s automatically effective shelf registration statement on Form
S-3,
as amended (Registration
No. 333-278965).
This descriptions of the material terms of Underwriting Agreement and
Pre-Funded
Warrants are qualified in their entirety by reference to the Underwriting Agreement and form of
Pre-Funded
Warrant, which are filed as Exhibits 1.1 and 4.1, respectively, to this Current Report on Form
8-K
and are hereby incorporated by reference into this Item 8.01.
We are filing as Exhibit 5.1 to this Current Report on Form
8-K
an opinion of our counsel, Venable LLP, regarding certain Maryland law issues concerning the shares of Common Stock issued and sold in the offering and Exhibit 5.2 to this Current Report on Form
8-K
an opinion of our counsel, Latham & Watkins LLP, regarding certain issues concerning the
Pre-Funded
Warrants issued and sold in this offering.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1*	Underwriting Agreement, dated June 11, 2025, among Hudson Pacific Properties, Inc., Hudson Pacific Properties, L.P., and BofA Securities, Inc., Wells Fargo Securities, LLC and RBC Capital Markets, LLC, as the representatives of the several underwriters named therein.

3.1*	Articles of Amendment.

3.2*	First Amendment to the Fifth Amended and Restated Agreement of Limited Partnership of Hudson Pacific Properties, L.P.

4.1*+	Form of Pre-Funded Warrant.

5.1*	Opinion of Venable LLP.

5.2*	Opinion of Latham & Watkins LLP.

10.1*+	Registration Rights Agreement, dated as of June 13, 2025, by and among Hudson Pacific Properties, Inc. and the Holders from time to time party thereto.

23.1*	Consent of Venable LLP (included in Exhibit 5.1).

23.3*	Consent of Latham & Watkins LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith
+
Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[***]”) because the identified confidential portions are (i) not material and (ii) is the type of information that the registrant treats as private or confidential.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the
undersigned hereunto duly authorized.

HUDSON PACIFIC PROPERTIES, INC.

Date: June 13, 2025	By:	/s/ Mark Lammas
Mark Lammas President

Hudson Pacific Properties, L.P.

	By:	Hudson Pacific Properties, Inc.
Its General Partner

	By:	/s/ Mark T. Lammas
Mark T. Lammas President